SEASONS SERIES TRUST
Focus TechNet Portfolio
Focus Growth and Income Portfolio
Large Cap Composite Portfolio
Focus Growth Portfolio
Large Cap Growth Portfolio
Supplement to the Prospectus dated July 27, 2009
     The Board of Trustees of the Seasons Series Trust (the “Trust”), on behalf of each of the Focus TechNet Portfolio, the Focus Growth and Income Portfolio, and the Large Cap Composite Portfolio (each, a “Target Portfolio”), have determined that it is in the best interests of each of the Target Portfolios to reorganize each Target Portfolio into another existing Portfolio of the Trust (each, an “Acquiring Portfolio”). Each proposed transaction is referred to as a “Reorganization.” The Target Portfolio and the Acquiring Portfolio for each Reorganization are shown in the table below.

Target Portfolios	Acquiring Portfolios
Focus TechNet Portfolio	Focus Growth Portfolio
Focus Growth and Income Portfolio	Focus Growth Portfolio
Large Cap Composite Portfolio	Large Cap Growth Portfolio
     In each Reorganization, all of the Target Portfolio’s assets and liabilities would be transferred to the respective Acquiring Portfolio in exchange for shares of the Acquiring Portfolio. If the Reorganization is completed, shareholders of the Target Portfolio will receive shares of the respective Acquiring Portfolio, the total value of which will be equal to the total value of their shares of the Target Portfolio on the date of the Reorganization, after which the Target Portfolio will cease operations.
     Each Target Portfolio expects to convene a special meeting of its shareholders on or about September 17, 2010, to vote on the approval of its Reorganization. Shareholders of record of each Target Portfolio as of June 30, 2010 (the “Record Date”), are entitled to notice of and to vote at the special meeting, and they will receive proxy materials describing the relevant Reorganization.
     Until a Reorganization is completed, each Target Portfolio will continue sales and redemptions of its shares as described in its Prospectus. However, holders of shares purchased after the Record Date set for each special meeting of shareholders will not be entitled to vote those shares at the special meeting.
Date: May 24, 2010
Versions: Version 2 Class 1, Version 3 Class 2, Version 4 Class 3, and Combined Master